UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 21, 2004
(Date of earliest event reported)

FIRST HORIZON NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

TENNESSEE	000-4491	62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE, MEMPHIS, TENNESSEE	38103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (901) 523-4444

Item 7. Financial Statements and Exhibits.

(c)     Exhibits

The following exhibit is furnished pursuant to Item 9, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Horizon National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation Second Quarter 2004 Financial Supplement

Item 9. Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation Second Quarter 2004 Financial Supplement which is scheduled to be released July 21, 2004.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION

July 21, 2004 (Date)
By: /s/   MARLIN L. MOSBY, III Name: Marlin L. Mosby, III Title: Executive Vice President and Chief Financial Officer

Exhibit Index

The following exhibit is furnished pursuant to Item 9 is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of the Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation Second Quarter 2004 Financial Supplement

SECOND QUARTER 2004 FINANCIAL SUPPLEMENT

CONSOLIDATED
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03	1Q03
Net interest income	$213,606	$196,009	$196,442	$214,156	$200,906	$194,280
Noninterest income	347,285	367,240	364,052	388,171	447,251	443,234
Divestitures	1,800	2,000	22,498	0	0	0
Security G/L	3,214	885	8	4,178	(752)	(1,056)
Total revenue	565,905	566,134	583,000	606,505	647,405	636,458
Noninterest expense	384,080	371,976	382,004	409,934	448,370	427,364
Provision	12,292	14,229	15,392	16,355	27,501	27,450
Pretax income	169,533	179,929	185,604	180,216	171,534	181,644
Income taxes	51,149	60,658	67,959	61,933	53,182	62,615
Net income	118,384	119,271	117,645	118,283	118,352	119,029

Diluted shares	128,497	129,698	130,755	130,594	131,864	130,289
EPS	0.92	0.92	0.90	0.91	0.90	0.91
Tax rate	30%	34%	37%	34%	31%	34%
Efficiency ratio	68%	66%	66%	68%	69%	67%

1

STATEMENT OF INCOME
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03
Interest income	$277,815	$254,015	$253,184	$277,436	$266,954
Less interest expense	64,209	58,006	56,742	63,280	66,048
Net interest income	213,606	196,009	196,442	214,156	200,906
Provision for loan losses	12,292	14,229	15,392	16,355	27,501
Net interest income after
provision for loan losses	201,314	181,780	181,050	197,801	173,405
Noninterest income:
Mortgage banking	122,242	131,531	124,949	148,868	174,441
Capital markets	102,195	117,928	117,770	122,876	158,598
Deposit transactions
and cash management	38,234	33,961	37,971	37,328	38,626
Merchant processing	19,365	16,743	15,878	15,295	13,860
Insurance premiums and
commissions	14,104	16,394	13,698	14,465	15,185
Trust services and investment
management	11,891	11,804	11,654	12,011	10,825
Gains on divestitures	1,800	2,000	22,498	-	-
Securities gains/(losses)	3,214	885	8	4,178	(752)
Other	39,254	38,879	42,132	37,328	35,716
Total noninterest income	352,299	370,125	386,558	392,349	446,499
Adjusted gross income after
provision for loan losses	553,613	551,905	567,608	590,150	619,904
Noninterest expense:
Employee compensation,
incentives and benefits	238,402	238,250	218,968	235,495	279,306
Occupancy	21,699	20,963	21,569	22,620	19,789
Equipment rentals, depreciation,
and maintenance	17,573	17,776	17,957	17,210	16,616
Operations services	15,944	15,399	15,160	17,700	17,330
Communications and courier	13,223	11,803	13,324	12,917	12,316
Amortization of intangible assets	2,191	2,171	2,403	2,065	1,738
Other	75,048	65,614	92,623	101,927	101,275
Total noninterest expense	384,080	371,976	382,004	409,934	448,370
Pretax income	169,533	179,929	185,604	180,216	171,534
Applicable income taxes	51,149	60,658	67,959	61,933	53,182
Net income	$118,384	$119,271	$117,645	$118,283	$118,352
Diluted earnings per common share	$ .92	$ .92	$ .90	$ .91	$ .90
Dividends declared	.40	.40	.40	.30	.30
SELECTED FINANCIAL RATIOS:
Return on average assets	1.75%	1.93%	1.89%	1.71%	1.89%
Return on average shareholders' equity	25.5	25.6	25.2	25.9	26.5
Certain previously reported amounts have been reclassified to agree with current presentation.
2

OTHER INCOME AND OTHER EXPENSE
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03
All other income and commissions:
Cardholder fees	$ 6,348	$ 5,861	$ 6,129	$ 5,841	$ 5,600
Other service charges	5,098	4,645	5,002	4,759	4,925
Check clearing fees	2,523	2,627	2,913	2,819	2,955
Other	25,285	25,746	28,088	23,909	22,236
Total	$39,254	$38,879	$42,132	$ 37,328	$ 35,716
All other expense:
Advertising and public relations	$ 9,527	$11,873	$10,425	$ 9,358	$ 11,486
Legal and professional fees	9,700	6,685	14,979	19,978	14,896
Computer software	7,596	6,984	8,180	7,396	6,836
Travel and entertainment	7,044	7,083	9,669	10,424	9,072
Contract employment	5,430	4,143	6,769	9,577	9,196
Supplies	4,545	4,460	4,819	5,004	4,718
Fed services fees	2,267	2,329	2,190	2,206	2,359
Deposit insurance premium	708	732	682	682	701
Foreclosed real estate	977	26	2,169	3,322	2,692
Contributions	494	250	373	607	10,440
Distributions on guaranteed
preferred securities (a)	-	-	2,017	2,018	2,017
Distributions on preferred
stock of subsidiary (a)	-	-	-	-	1,141
Other	26,760	21,049	30,351	31,355	25,721
Total	$75,048	$65,614	$92,623	$101,927	$101,275
(a) On July 1, 2003, FHN adopted certain provisions of SFAS No. 150 and classified its mandatorily redeemable preferred stock of subsidiary to term borrowings. As required by SFAS No. 150, the distributions on these instruments have been classified as interest expense on a prospective basis. On December 31, 2003, FHN adopted FIN 46 which required the deconsolidation of Capital I and consequently the guaranteed preferred securities. However, FHN's junior subordinated debentures are no longer eliminated in consolidation but are included in the Consolidated Statements of Condition in "Term borrowings" and the related expense is also no longer eliminated in consolidation and is classified as interest expense in 2004.
Certain previously reported amounts have been reclassified to agree with current presentation.
3

AVERAGE STATEMENTS OF CONDITION
Quarterly
(Unaudited)

(Millions)	2Q04	1Q04	4Q03	3Q03	2Q03
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 4,736.6	$ 4,491.6	$ 4,450.3	$ 4,442.5	$ 4,274.6
Real estate commercial	965.1	982.6	1,046.9	1,025.9	1,091.3
Real estate construction	796.6	705.6	672.9	652.1	616.4
Total commercial loans	6,498.3	6,179.8	6,170.1	6,120.5	5,982.3
Retail:
Real estate residential	7,253.7	6,810.6	6,552.6	5,951.2	5,409.7
Real estate construction	619.1	550.5	495.8	446.5	396.4
Other retail	188.7	204.0	239.1	259.1	265.3
Credit card receivables	258.4	259.3	265.0	261.5	260.6
Total retail loans	8,319.9	7,824.4	7,552.5	6,918.3	6,332.0
Total loans, net of unearned income	14,818.2	14,004.2	13,722.6	13,038.8	12,314.3
Investment securities	2,474.6	2,546.7	2,599.0	2,435.7	2,199.2
REMIC securities (a)	-	-	42.3	172.2	213.4
Loans held for sale	4,689.7	3,290.9	2,672.5	5,707.7	5,160.6
Other earning assets	1,658.0	1,577.7	1,810.6	1,846.2	1,676.7
Total earning assets	23,640.5	21,419.5	20,847.0	23,200.6	21,564.2
Cash and due from banks	718.4	718.7	746.2	740.8	732.9
Other assets	2,917.4	2,755.8	3,037.3	3,495.4	2,814.8
Total assets	$27,276.3	$24,894.0	$24,630.5	$27,436.8	$25,111.9

Certificates of deposit under
$100,000 and other time	$ 1,880.6	$ 1,824.6	$ 1,855.8	$ 1,839.1	$ 1,872.1
Other interest-bearing deposits	4,146.7	4,055.1	4,061.4	3,962.0	3,942.5
Total interest-bearing core deposits	6,027.3	5,879.7	5,917.2	5,801.1	5,814.6
Demand deposits	1,623.2	1,652.2	1,870.0	1,800.0	1,807.5
Other noninterest-bearing deposits	3,091.0	2,544.1	2,563.8	3,717.6	3,195.8
Total core deposits	10,741.5	10,076.0	10,351.0	11,318.7	10,817.9
Certificates of deposit $100,000 and more	6,580.7	5,856.3	5,175.1	5,809.6	4,987.7
Total deposits	17,322.2	15,932.3	15,526.1	17,128.3	15,805.6
Short-term borrowed funds	4,183.4	4,017.5	4,238.6	4,659.6	4,567.9
Term borrowings (a)	2,442.0	1,821.8	1,552.0	1,597.2	1,205.7
Other liabilities	1,457.3	1,250.3	1,360.2	2,136.5	1,597.3
Qualifying capital securities (a) (b)	-	-	100.0	100.0	100.0
Preferred stock of subsidiary (a)	.5	.4	.4	.3	44.4
Shareholders' equity	1,870.9	1,871.7	1,853.2	1,814.9	1,791.0
Total liabilities and shareholders' equity	$27,276.3	$24,894.0	$24,630.5	$27,436.8	$25,111.9
Diluted shares outstanding	128.5	129.7	130.8	130.6	131.9
(a) See page 13 for additional information on the impact of certain transactions and new accounting standards.
(b) Guaranteed preferred beneficial interests in FHN's junior subordinated debentures
4

RETAIL/COMMERCIAL BANKING
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03	1Q03
Net interest income	$167,331	$158,102	$157,888	$153,814	$144,021	$141,108
Noninterest income	119,407	113,980	108,492	105,379	108,172	97,600
Divestitures	1,800	2,000	22,498	0	0	0
Security G/L	303	2	8	11	389	340
Total revenue	288,841	274,084	288,886	259,204	252,582	239,048
Total noninterest expense	174,834	170,402	186,280	175,347	178,473	169,034
Provision	12,310	14,249	15,333	16,319	27,913	25,565
Pretax income	101,697	89,433	87,273	67,538	46,196	44,449

Efficiency ratio	61%	62%	64%	68%	71%	71%

Average loans (millions)	$14,798	$13,988	$13,697	$13,015	$12,289	$11,682
Other earning assets (millions)	896	598	274	363	421	452
Total earning assets (millions)	15,694	14,586	13,971	13,378	12,710	12,134

Total deposits	9,474	9,285	9,428	9,227	9,178	9,113

Net interest margin	4.29%	4.36%	4.48%	4.56%	4.55%	4.72%

Noninterest revenue detail
Deposit transactions & cash mgmt	$38,233	$33,960	$37,947	$37,343	$38,637	$32,774
Merchant processing	19,369	16,748	15,882	15,299	13,865	12,580
Insurance premium & commissions	13,674	15,961	13,189	14,052	14,782	14,000
Trust services & investment mgmt	11,891	11,804	11,655	12,010	10,825	11,383
Cardholder fees	6,301	5,696	6,034	5,762	5,525	5,063
Other service charges	4,802	4,446	4,811	4,509	4,717	4,936
Check clearing fees	2,523	2,627	2,913	2,819	2,955	3,152
Other	22,614	22,738	16,061	13,585	16,866	13,712
Total noninterest revenue	119,407	113,980	108,492	105,379	108,172	97,600

Statistics
Trust total assets (millions)	12,160	12,894	11,884	11,891	12,200	11,528
Trust total managed assets (millions)	7,546	7,979	7,258	7,265	7,434	7,029
Merchant transactions	39,340	38,329	33,345	33,937	32,627	31,676
Express processing transactions	78,615	82,345	87,718	90,979	94,541	94,305
5

MORTGAGE BANKING
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03	1Q03
Net interest income	$44,352	$32,400	$31,232	$61,819	$54,053	$43,500
Noninterest income:
Net origination fees	99,101	95,802	73,565	169,159	190,567	168,912
Net servicing fees	14,407	28,447	48,459	(26,004)	(25,519)	11,250
Other fees	9,549	6,593	9,584	12,720	11,277	20,278
Total noninterest income	123,057	130,842	131,608	155,875	176,325	200,440
Total revenue	167,409	163,242	162,840	217,694	230,378	243,940
Noninterest expense	121,112	101,486	95,020	115,191	127,026	129,007
Provision	(18)	(20)	59	36	(412)	1,885
Pretax income	46,315	61,776	67,761	102,467	103,764	113,048

Noninterest expense detail
Commissions & incentives	$69,026	$49,590	46,067	104,890	117,499	82,858
FAS 91 cost deferral	(594)	(4,040)	1,484	21,178	(5,359)	(4,368)
Other salaries & benefits	54,931	54,206	50,432	61,588	63,260	61,464
Total salaries & benefits	123,363	99,756	97,983	187,656	175,400	139,954
Contract labor & outsourcing	4,234	3,395	5,169	9,473	9,241	8,105
Equipment & occupancy	16,163	16,295	15,978	17,351	14,138	14,770
Synthetic lease write-down	0	0	0	0	0	13,986
Foreclosure provision	617	(1,039)	1,992	2,853	2,105	4,663
Other expenses	46,769	41,401	42,243	56,453	52,123	42,576
FAS 91 reclassification	(74,415)	(62,044)	(69,428)	(159,311)	(126,516)	(95,762)
Total Non-Interest Expense Before
Segment Allocations	116,731	97,764	93,937	114,475	126,491	128,292
Segment Allocations	4,381	3,722	1,083	716	535	715
Total Non-Interest Expense	121,112	101,486	95,020	115,191	127,026	129,007

Other information
Efficiency ratio	72%	62%	58%	53%	55%	53%

Warehouse (millions)	$3,858	$2,742	$2,614	$5,671	$5,117	$4,109
Other earning assets (millions)	250	228	241	226	166	173
Total earning assets (millions)	4,108	2,970	2,855	5,897	5,283	4,282

Deposits	1,819	1,286	1,419	2,608	2,193	1,704

Net interest margin	4.34%	4.39%	4.34%	4.16%	4.10%	4.12%

Warehouse Spread	3.84%	3.91%	3.73%	3.82%	3.73%	3.84%

6

MORTGAGE BANKING
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03	1Q03
ORIGINATION INCOME
Origination Fees	$96,270	$71,737	$64,210	$127,365	$130,931	$99,083
FAS 91 Fee Deferral	474	(3,939)	742	19,754	(4,326)	(2,961)
Appraisal, Final Inspection, Credit Card Fees	8,345	6,138	6,178	10,384	10,211	8,114
Total origination fees	105,089	73,936	71,130	157,503	136,816	104,236

Secondary Marketing Income:
OMSR	103,186	52,419	62,621	193,825	112,595	108,280
SRP	7,847	10,787	7,958	2,852	5,931	5,186
Marketing G/L (Trading Gains)	28,042	26,711	41,351	2,571	53,047	74,069
Concessions	(39,328)	(17,202)	(20,402)	(17,352)	(1,081)	(26,394)
LOCOM	(861)	(118)	2,435	(2,601)	657	(1,534)
Total Secondary Marketing Fees b/f FAS 133	98,886	72,597	93,963	179,295	171,149	159,607
FAS 133 Pipeline Valuation	(30,460)	11,313	(22,100)	(8,328)	9,118	831
Total Secondary Marketing Fees - Mortgage	68,426	83,910	71,863	170,967	180,267	160,438

FAS 91 Reclassification	(74,414)	(62,044)	(69,428)	(159,311)	(126,516)	(95,762)

Total Origination Income	99,101	95,802	73,565	169,159	190,567	168,912

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	8,915	6,869	6,240	14,400	15,078	11,372

Refinanced Production	4,226	3,974	2,992	10,394	11,455	8,969
Refinanced %	47%	58%	48%	72%	76%	79%
Purchased Production	4,689	2,895	3,248	4,006	3,623	2,403
Purchased %	53%	42%	52%	28%	24%	21%

ARMs % (Excluding Gov't ARMS)	41%	31%	28%	17%	14%	12%

Warehouse/Pipeline Balance:
Ending Warehouse Balance	2,840	3,439	2,744	2,871	5,810	4,700
Ending Pipeline Balance (Locked)	3,646	5,248	2,242	3,497	10,964	8,341

Loan Sales (Deliveries):
Total Loan Sales	9,535	6,136	6,507	17,370	14,097	11,589

Margins:
Marketing Margin on Deliveries (bps):
OMSR	108	85	96	111	80	93
Marketing G/L (Trading Gains)	30	43	63	1	38	64
LOCOM	(1)	(0)	4	(1)	0	(1)
Concessions/SRP	(33)	(10)	(19)	(8)	3	(18)
Total Marketing Margin on Deliveries - b/f FAS 133	104	118	144	103	121	138
7

MORTGAGE BANKING
Quarterly
(Unaudited)

	2Q04		1Q04		4Q03		3Q03		2Q03		1Q03
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$69,584	39	$68,944	39	$66,635	39	$64,339	39	$60,354	40	$57,047	40
Guarantee Fees	(15,042)	(9)	(14,670)	(8)	(13,956)	(8)	(13,278)	(8)	(11,767)	(8)	(9,578)	(7)
Sub-Service Fee Income	6	0	-	0	-	0	-	0	-	0	90	0
Lender Paid MI	(141)	0	(194)	(0)	(188)	(0)	(177)	(0)	(232)	(0)	(236)	(0)
Net Service Fees	54,407	30	54,080	31	52,491	31	50,884	31	48,355	32	47,323	33

Early Payoff Interest Expense	(6,443)	(3)	(5,170)	(3)	(4,618)	(3)	(11,588)	(7)	(10,967)	(7)	(7,299)	(5)
Ancillary Fees	5,539	3	5,525	3	5,550	3	5,583	3	5,634	3	5,380	4
Total Service Fees	53,503	30	54,435	31	53,423	31	44,879	27	43,022	28	45,404	32

AMORTIZATION/IMPAIRMENT
Amortization	(38,971)		(34,001)		(35,116)		(33,424)		(32,673)		(31,060)
Impairment	379		(14,596)		4,233		(47,765)		(72,331)		(42,461)
Total Amortization/Impairment	(38,592)		(48,597)		(30,883)		(81,189)		(105,004)		(73,521)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	21,649		24,931		30,626		27,486		25,591		28,182
Ineffectiveness	(13,110)		5,397		(1,836)		(3,809)		14,548		10,874
Total MSR Hedge Gains/(Losses)	8,539		30,328		28,790		23,677		40,139		39,056

Amortization & Time Decay of MSR's	(4,633)		(9,004)		(9,843)		(3,817)		(1,049)		(1,819)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(421)		(2,679)		(2,126)		(469)		(341)		(183)
I/O Strip MTM	(3,989)		3,964		9,098		(9,085)		(2,286)		2,313
Total Hedge MTM & Time Decay	(4,410)		1,285		6,972		(9,554)		(2,627)		2,130
Total Hedge Gains	(504)		22,609		25,919		10,306		36,463		39,367

Total Servicing Income	14,407		28,447		48,459		(26,004)		(25,519)		11,250

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$71,543		$69,503		$68,263		$66,170		$ 61,153		$56,939
End. Servicing Portfolio (Owned)	$72,165		$70,317		$68,914		$67,625		$ 63,952		$58,179

Average Loans Serviced (#)	517,217		509,506		503,088		492,069		464,467		446,718

Product Mix (Average)
Product Mix (%)
GNMA	14%		15%		16%		16%		17%		18%
FNMA/FHLMC	68%		68%		67%		63%		60%		58%
Private	13%		12%		12%		12%		13%		16%
Sub-Total	95%		95%		95%		91%		90%		92%
Warehouse	5%		5%		5%		9%		10%		8%
Total	100%		100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$ 42.84		$ 43.38		$ 44.13		$ 45.39		$ 48.52		$ 48.17
Direct Servicing Cost per Loan	$ 57.88		$ 62.26		$ 67.65		$ 75.27		$ 76.36		$ 78.44

Portfolio Data
(in millions)
Average Servicing Asset **	1,096		932		974		867		572		632
Valuation Reserve (Ending Balance)	7		32		37		58		71		45
Servicing Book Value (bps)		153		134		143		131		94		111

Amortization/Average Servicing Asset	14%		15%		14%		15%		23%		20%
Impairment/Average Servicing Asset	0%		6%		-2%		22%		51%		27%

Run-Off Rate	34%		27%		25%		63%		64%		52%

** Includes valuation reserve
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CAPITAL MARKETS
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03	1Q03
Net interest income	$25	$291	$654	$1,028	$1,750	$2,189
Noninterest income:
Depository	34,756	49,193	38,779	53,049	65,897	70,661
Nondepository	23,498	32,795	28,082	29,840	42,131	38,048
Other fees	44,725	37,285	53,118	41,203	52,361	32,618
Total noninterest income	102,979	119,273	119,979	124,092	160,389	141,327
Total revenue	103,004	119,564	120,633	125,120	162,139	143,516
Noninterest expense	77,945	88,806	84,879	90,762	117,324	103,837
Provision	0	0	0	0	0	0
Pretax income	25,059	30,758	35,754	34,358	44,815	39,679

Efficiency ratio	76%	74%	70%	73%	72%	72%

Trading inventory (millions)	$694	$741	$918	$893	$924	$843
Other earning assets (millions)	545	522	552	667	549	447
Total earning assets (millions)	1,239	1,263	1,470	1,560	1,473	1,290

Net interest margin	0.01%	0.09%	0.18%	0.26%	0.48%	0.69%

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CORPORATE
Quarterly
(Unaudited)

(Thousands)	2Q04	1Q04	4Q03	3Q03	2Q03	1Q03
Net interest income	$1,898	$5,216	$6,668	($ 2,505)	$1,082	$7,483
Noninterest income	1,842	3,145	3,973	2,825	2,365	3,867
Security G/L	2,911	883	0	4,167	(1,141)	(1,396)
Total revenue	6,651	9,244	10,641	4,487	2,306	9,954
Total noninterest expense	10,189	11,282	15,825	28,634	25,547	25,486
Pretax income	(3,538)	(2,038)	(5,184)	(24,147)	(23,241)	(15,532)

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CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	2Q04	1Q04	4Q03	3Q03	2Q03
Tier 1 Capital (a)	$ 1,987.1	$ 1,963.3	$ 1,754.4	$ 1,702.4	$ 1,665.8
Tier 2 Capital (a)	738.0	755.0	755.4	788.5	806.3
Total Capital (a)	$ 2,725.1	$ 2,718.3	$ 2,509.8	$ 2,490.9	$ 2,472.1

Risk-Adjusted Assets (a)	$21,460.8	$20,408.1	$19,028.8	$18,447.7	$19,191.5

Tier 1 Ratio (a)	9.26%	9.62%	9.22%	9.23%	8.68%
Tier 2 Ratio (a)	3.44	3.70	3.97	4.27	4.20
Total Capital Ratio (a)	12.70%	13.32%	13.19%	13.50%	12.88%

Leverage Ratio (a)	7.35%	7.97%	7.19%	6.26%	6.70%

Shareholders' Equity/Assets Ratio (b)	6.86	7.52	7.52	6.62	7.13

Book Value	$ 15.42	$ 15.34	$ 15.01	$ 14.64	$ 14.16

(a) Current quarter is an estimate
(b) Calculated on average balances
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NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	2Q04	1Q04	4Q03	3Q03	2Q03
Consolidated Yields and Rates:
Investment securities	4.30%	4.23%	4.61%	3.76%	4.26%
Loans, net of unearned	4.72	4.85	4.86	4.96	5.13
Other earning assets	4.67	4.51	4.56	4.55	4.70
Yields on earning assets	4.66	4.70	4.76	4.69	4.90
Interest bearing core deposits	1.28	1.27	1.27	1.30	1.46
CD's over $100,000	1.21	1.21	1.24	1.22	1.41
Fed funds purchased and repos	.90	.88	.87	.92	1.11
Commercial paper and other short-term
borrowings	3.88	3.30	3.83	3.86	3.78
Long-term debt	1.87	2.08	1.93	2.61	3.30
Rates paid on interest-bearing liabilities	1.34	1.32	1.33	1.40	1.59
Net interest spread	3.32	3.38	3.43	3.29	3.31
Effect of interest-free sources	.25	.24	.25	.32	.37
Loan fees	.06	.06	.08	.07	.07
FRB interest and penalties	-	-	-	-	(.01)
FHNC - NIM	3.63%	3.68%	3.76%	3.68%	3.74%
Certain previously reported amounts have been reclassified to agree with current presentation.
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OTHER HIGHLIGHTS
 (Unaudited)

Balance Sheet:

Effective July 1, 2003, FHN adopted Statement of Financial Accounting Standard (SFAS) No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, and classified its mandatorily redeemable preferred stock of subsidiary ($45.1 million on July 1, 2003) as term borrowings.  As required by SFAS No. 150 prior periods were not restated.

In prior years, FHN has securitized certain real estate loans through a real estate mortgage investment conduit (REMIC) and retained all of the securitized assets.  The retained assets were classified on the Consolidated Statements of Condition in “Securities held to maturity”.   During fourth quarter 2003, FHN elected to purchase all of the mortgage loans remaining in the REMIC ($136.3 million at repurchase).  Subsequent to the repurchase of the mortgage loans, these assets are classified as retail real estate residential loans.

Effective December 31, 2003, FHN adopted FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", and deconsolidated its subsidiary, First Tennessee Capital I (Capital I), which has issued $100.0 million of capital securities that are fully and unconditionally guaranteed by FHN.  As a result of this deconsolidation the capital securities are no longer included on FHN's balance sheet.  However, $103.0 million of junior subordinated debentures issued by FHN to Capital I are no longer eliminated in consolidation and appear in term borrowings as of December 31, 2003.

On December 31, 2003, FHN completed the sale of substantially all of the assets and liabilities of its wholly owned subsidiary, First National Bank of Springdale (FNB) of Springdale, Arkansas to First Security Bank of Searcy, Arkansas.  This transaction resulted in a divestiture gain of $12.5 million.  Immediately preceding the sale, FNB had investment securities of approximately $125 million, loans of approximately $165 million, deposits of approximately $300 million and equity of approximately $40 million.

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